Exhibit 10.1

DIME COMMUNITY BANCSHARES, INC.

AMENDMENT TO BENEFIT MAINTENANCE PLAN

This Amendment to the Dime Community Bancshares, Inc. Benefit Maintenance Plan is hereby adopted to be effective as of the date set forth herein on the attached pages.

DIME COMMUNITY BANCSHARES, INC.

By:
Name:
Title:

Signature Date

I.              The Plan is hereby amended to add new Section 8.5 to be effective as of January 1, 2018 to read as follows –

“8.5        Claims Procedures:

(a)           General.  This Section 8.5 applies to all claims and appeals for benefits under this Plan other than claims and appeals related to Disability benefits or a determination of a Disability.

(b)          Claims for Benefits.  If a Participant, Former Participant, Beneficiary or any other person (hereafter, “Claimant”) does not receive timely payment of any benefits which he or she believes are due and payable under the Plan, he or she may make a claim for benefits to the Committee.  The claim for benefits must be in writing and addressed to the Committee.  If a claim by or on behalf of a Claimant is wholly or partially denied, the Committee will provide (within the applicable time frame specified in subsection (c) below) a comprehensible written notice setting forth:

(1)          The specific reason or reasons for the denial;

(2)          Specific reference to pertinent Plan provisions on which the denial is based;

(3)          A description of any additional material or information necessary for the Claimant to submit to perfect the claim and an explanation of why such material or information is necessary;

(4)          A description of the Plan’s claims review process and applicable time limits; and

(5)          A description of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination upon appeal.

(c)           Time Period for Initial Claims.  If the claim for benefits is denied, the Committee will notify the Claimant within 90 days after the Committee initially received the benefit claim.  However, if special circumstances require an extension of time for processing the claim, the Committee will furnish notice of the extension to the Claimant prior to the termination of the initial 90-day period and such extension may not exceed one additional, consecutive 90-day period.

(d)          Appeal of an Adverse Benefit Determination.  If the Committee denies all or part of a claim, the Claimant shall have 60 days from the date the Claimant receives the denial to request a review by filing a written appeal with the Committee.  During the 60-day appeal period, the Committee shall provide the Claimant, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim.  As part of the written appeal, the Claimant shall have the opportunity to submit written comments, documents, records and other information related to the claim and the Committee shall reconsider the claim, taking into account all of the foregoing.

(e)           Time Period for Appealed Claims.  Following a receipt of a request for review of a denied claim (as provided in subsection (d) above), the Committee shall notify the Claimant of its determination upon appeal within 60 days after the Committee receives the request for review of the denied claim.  If, for reasons beyond the control of the Committee, an extension of time is required to process the appeal, the Committee shall send to the Claimant a notice of the extension, an explanation of the circumstances requiring extension and the expected date of the decision prior to the end of the initial period.  The extension shall not exceed a period of an additional 60 days from the end of the initial 60-day period.  In no event shall the Committee’s decision be rendered later than 120 days after receipt of a request for appeal.

(f)           Supplements to Claim and Appeal Procedures.  The Committee is authorized to establish any specific and/or additional claims procedures that apply to the submission and consideration of any issue or matter that is not directly related to a claim for benefits or may apply by analogy the claims procedures listed in this Section 8.5 to the submission and consideration of such issue or matter.  Such claims procedures may be established at any time, including after the issue or matter is first submitted to the Committee.  All rules and procedures set forth in 29 CFR 2560.503-1 that apply to a claim and/or appeal for benefits covered by this Section 8.5 are hereby incorporated herein by reference with the same force and effect as though fully set forth herein.  The Committee shall comply with all applicable rules and procedures set forth in 29 CFR 2560.503-1 in processing a claim and/or appeal for benefits under this Section 8.5.”

II.            The Plan is hereby amended to add new Section 8.6 to be effective as of April 1, 2018 to read as follows –

“8.6        Special Claims Procedures for Disability Benefits or Determinations.

(a)           General.  This Section 8.6 applies to claims and appeals for Disability benefits or Disability determinations.

(b)           Claims for Benefits.  If a Participant, Former Participant, Beneficiary or any other person (hereafter, “Claimant”) does not receive timely payment of any Disability benefits (or any other Plan benefits which are based upon a Disability determination) which he or she believes are due and payable under the Plan, he or she may file a claim for benefits with the Committee.  The claim for benefits must be in writing and addressed to the Committee.  If a claim by or on behalf of a Claimant is wholly or partially denied, the Committee will provide (within the applicable time frame specified in subsection (c) below) a comprehensible written notice setting forth:

(1)          The specific reason or reasons for the denial;

(2)          Specific reference to pertinent Plan provisions on which the denial is based;

(3)          A description of any additional material or information necessary for the Claimant to submit to perfect the claim and an explanation of why such material or information is necessary;

(4)          A description of the Plan’s claims review process and applicable time limits; and

(5)          A description of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination upon appeal.

(c)           Time Periods for Initial Claims.  Following a receipt of a claim, the Committee shall notify (as required in subsection (b) above) a Claimant of the Committee’s determination within 45 days of the Committee receiving the claim.  If additional information is needed to process the claim, the Committee shall notify the Claimant prior to the end of the 45-day period.  The Claimant shall then have 45 days to provide the requested information, and during the time that a request for information is outstanding, the claim and the time period applicable thereto shall be suspended.  If, for reasons beyond the control of the Committee, an extension of time is required to process the claim, the Committee shall send to the Claimant a notice of the extension, an explanation of the circumstances requiring extension and the expected date of the decision prior to the end of the initial period.  The extension shall not exceed a period of an additional 30 days from the end of the initial 45-day period.  If at the end of the above 30-day extension, the Committee requires more additional time to process the claim, the Committee may again extend the time limit by an additional 30 days from the end of the above 30-day extension, if the Committee provides prior notice to the Claimant (that includes an explanation of the circumstances requiring extension and the expected date of the decision).  However, in all cases the Committee shall notify the Claimant of its benefit decision within 105 days after the initial claim was received by the Committee.

(d)           Appeal of an Adverse Benefit Determination.  If the Committee denies all or part of a claim, the Claimant shall have 180 days from the date the Claimant receives the denial to request a review by filing a written appeal with the Committee.  During the 180-day appeal period, the Committee shall provide the Claimant, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim.  As part of the written appeal, the Claimant shall have the opportunity to submit written comments, documents, records and other information related to the claim and the Committee shall reconsider the claim, taking into account all of the foregoing.

(e)           Time Period for Appealed Claims.  Following a receipt of a request for review of a denied claim (as provided in subsection (d) above), the Committee shall notify the Claimant of its determination upon appeal within 45 days after the Committee receives the request for review of the denied claim.  If, for reasons beyond the control of the Committee, an extension of time is required to process the appeal, the Committee shall send to the Claimant a notice of the extension, an explanation of the circumstances requiring extension and the expected date of the decision prior to the end of the initial period.  The extension shall not exceed a period of an additional 45 days from the end of the initial 45-day period.

(f)            Supplements to Claim and Appeal Procedures.  The Committee is authorized to establish any specific and/or additional claims procedures that apply to the submission and consideration of any issue or matter that is not directly related to a claim for benefits or may apply by analogy the claims procedures listed in this Section 8.6 to the submission and consideration of such issue or matter.  Such claims procedures may be established at any time, including after the issue or matter is first submitted to the Committee.  All rules and procedures set forth in 29 CFR 2560.503-1 that apply to a claim and/or appeal for Disability benefits or a Disability determination under the Plan are hereby incorporated herein by reference with the same force and effect as though fully set forth herein.  The Committee shall comply with all applicable rules and procedures set forth in 29 CFR 2560.503-1 in processing a claim and/or appeal for Disability benefits or a Disability determination under the Plan.”